FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "First Amendment"), is made as of September 19, 2023 (the "Effective Date"), by and between Four Corners Property Trust, Inc., a Maryland corporation (the "Company") and James L. Brat ("Executive"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

RECITALS

A. The Company and Executive have entered into that certain Employment Agreement dated November 27, 2018 (the "Employment Agreement").

B. The parties hereto wish to amend certain terms of the Employment Agreement.

AMENDMENT

The parties hereto hereby amend the Employment Agreement as follows, effective as of the Effective Date.

1. Section 1. Section 1 of the Employment Agreement is hereby amended and restated as follows:

> "The term of employment under this Agreement shall end on April 30, 2024 (the "Initial Termination Date"), unless sooner terminated as hereinafter set forth. If not previously terminated, the Employment Period shall automatically renew for additional one-year periods on the Initial Termination Date and on each anniversary of the Initial Termination Date thereafter, unless no later than thirty (30) days prior to the end of the otherwise applicable Employment Period, either the Board or the Executive gives written notice of nonrenewal to the other, in which case, this Agreement will terminate at the end of the then-applicable Employment Period. The period during which the Executive is employed by the Company under the terms of this Agreement (including any renewal or extension) is hereinafter referred to as the "**Employment Period**." Notwithstanding the foregoing, the Executive's employment with the Company is and shall continue on an "at will" basis, subject to the provisions of Section 7 hereof."

2. This First Amendment shall be and, as of the Effective Date, is hereby incorporated in and forms a part of, the Employment Agreement.

3. Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

FOUR CORNERS PROPERTY TRUST, INC.

By: ______________________________
Name: John S. Moody, Sr.
Title: Chairperson of the Board

EXECUTIVE

____
James L. Brat

US-DOCS\144758966.1

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

FOUR CORNERS PROPERTY TRUST, INC.

By: ____________________________
Name: John S. Moody, Sr.
Title: Chairperson of the Board

EXECUTIVE

____
James L. Brat

US-DOCS\144758966.1